UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                                     Chapter 11

In re: Bethlehem Steel Corporation, et al.,          Case No. 01-15288 (BRL)
                  Debtors                            through 01-15302, 01-15308
                                                     through 01-15315 (BRL)


                         MONTHLY OPERATING STATEMENT FOR
                        THE PERIOD MAY 1 TO MAY 31, 2002


DEBTORS' ADDRESS:                   Bethlehem Steel Corporation
                                    1170 Eighth Avenue
                                    Bethlehem, PA 18016

DISBURSEMENTS:  May 1 to May 31, 2002 (millions):                       $343.5
     (see attached schedule for disbursements by Debtor)


DEBTORS' ATTORNEY:                  Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, NY 10153
                                    Harvey R. Miller (HM 6078)
                                    Jeffrey L. Tanenbaum (JT 9797)
                                    George A. Davis (GD 2761)

NET LOSS:  May 1 to May 31, 2002 (millions):                             $37.4

REPORT PREPARER:                    Bethlehem Steel Corporation


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:         June 20, 2002                     /s/ Lonnie A. Arnett
                                                ----------------------------
                                                Lonnie A. Arnett
                                                Vice President, Controller
                                                and Chief Accounting Officer

                           Bethlehem Steel Corporation

   Case No. 01-015288 (BRL) through 01-015302, 01-5308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
             (dollars and shares in millions, except per share data)

                                                                                        May 31, 2002
                                                                               -------------------------------
                                                                                                     Five
                                                                                Month Ended       Months Ended
                                                                                (unaudited)       (unaudited)
                                                                               -------------     -------------
      Net Sales                                                                     $ 316.1         $ 1,414.5
                                                                               -------------     -------------

      Costs and Expenses
          Cost of sales                                                               321.5           1,428.9
          Depreciation                                                                 20.1             101.8
          Selling, administration and general expense                                   6.6              40.8
                                                                               -------------     -------------
      Total Costs and Expenses                                                        348.2           1,571.5
                                                                               -------------     -------------

      Loss from Operations                                                            (32.1)           (157.0)

      Reorganization Items (Note 2)                                                    (1.2)             (4.4)

      Financing Expense - net (Note 3)                                                 (4.1)            (20.3)
                                                                               -------------     -------------

      Loss before Income Taxes                                                        (37.4)           (181.7)

      Benefit from Income Taxes (Note 4)                                                  -              10.3
                                                                               -------------     -------------

      Net Loss                                                                        (37.4)           (171.4)

      Dividend Requirements on Preferred and Preference Stock                           3.3              16.5
                                                                               -------------     -------------

      Net Loss Applicable to Common Stock                                           $ (40.7)         $ (187.9)
                                                                               =============     =============


      Net Loss per Common Share:
          Basic and Diluted                                                         $ (0.31)          $ (1.44)


      Average Shares Outstanding:
          Basic and Diluted                                                           131.0             130.9

The accompanying Notes are an integral part of the Consolidated Financial Statements. See Note 6 for Consolidated Statement of Operations for Debtors Only.

                           Bethlehem Steel Corporation

   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                           CONSOLIDATED BALANCE SHEET
                              (dollars in millions)

                                                                                  May 31,
                                                                                    2002
                                                                                (unaudited)
                                                                                -------------
                                     ASSETS
Current Assets:
      Cash and cash equivalents                                                       $ 43.0
      Receivables, less allowances                                                     394.6
      Inventories:
          Raw materials                                                                231.3
          Finished and semifinished                                                    491.9
                                                                                -------------
          Total Inventories                                                            723.2
      Other current assets                                                              18.4
                                                                                -------------
Total Current Assets                                                                 1,179.2
Investments and Miscellaneous Assets                                                   121.0
Property, Plant and Equipment, less accumulated depreciation of $4,454.3             2,626.4
Intangible Pension Asset                                                               225.0
                                                                                -------------
Total Assets                                                                       $ 4,151.6
                                                                                =============

                           LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
      Accounts payable                                                               $ 167.7
      Accrued employment costs                                                          64.7
      Secured debt and capital lease obligations - current                              19.7
      Other current liabilities                                                         71.3
                                                                                -------------
Total Current Liabilities                                                              323.4

Secured Debt and Capital Lease Obligations                                             129.9
Debtor-in-Possession Financing                                                         220.7
Debt Secured by Inventory                                                              289.9
Deferred Gain  and Other Long-term Liabilities                                         138.8

Liabilities Subject to Compromise (Note 5)                                           4,899.9

Stockholders' Deficit:
      Preferred Stock                                                                   11.3
      Preference Stock                                                                   2.0
      Common Stock                                                                     135.9
      Common Stock held in treasury at cost                                            (65.9)
      Additional paid-in capital                                                     1,909.1
      Accumulated other comprehensive loss                                            (833.0)
      Accumulated deficit                                                           (3,010.4)
                                                                                -------------
Total Stockholders' Deficit                                                         (1,851.0)
                                                                                -------------
Total Liabilities and Stockholders' Deficit                                        $ 4,151.6
                                                                                =============

The accompanying Notes are an integral part of the Consolidated Financial Statements. See Note 6 for Consolidated Balance Sheet of the Debtors only.

                           Bethlehem Steel Corporation

   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (dollars in millions)

                                                                                                         May 31, 2002
                                                                                                ------------------------------
                                                                                                    Month         Five Months
                                                                                                    Ended            Ended
                                                                                                 (unaudited)      (unaudited)
                                                                                                -------------    -------------
     Operating Activities:
         Net loss                                                                                    $ (37.4)        $ (171.4)

         Adjustments for items not affecting cash from operating activities:
              Depreciation                                                                              20.1            101.8
              Recognition of deferred gains                                                             (1.8)            (9.2)
              Reorganization items                                                                       1.2              4.4
              Other - net                                                                                2.1              8.4
         Working capital (excluding financing and investing activities):
              Receivables                                                                              (24.5)           (43.9)
              Inventories                                                                                0.7              2.1
              Accounts payable                                                                          18.1             (2.5)
              Other                                                                                     10.6              8.4
         Funding postretirement benefits:
              Pension funding less than expense                                                          6.4             54.0
              Retiree healthcare and life insurance benefit payments less than expense                   6.1             24.0
                                                                                                -------------    -------------
     Cash Provided By (Used For) Operating Activities Before Reorganization Items                        1.6            (23.9)
                                                                                                -------------    -------------

         Reorganization items                                                                           (1.2)            (4.4)
                                                                                                -------------    -------------
     Cash Provided By (Used For) Operating Activities                                                    0.4            (28.3)
                                                                                                -------------    -------------

     Investing Activities:
         Capital expenditures                                                                          (22.4)           (48.3)
         Cash proceeds from asset sales                                                                  0.9             17.6
                                                                                                -------------    -------------
     Cash Used By Investing Activities                                                                 (21.5)           (30.7)
                                                                                                -------------    -------------

     Financing Activities:
         Borrowings                                                                                        -             30.5
         Debt and capital lease payments                                                                (0.9)           (19.7)
         Other payments                                                                                 (1.7)           (12.8)
                                                                                                -------------    -------------
     Cash Used By Financing Activities                                                                  (2.6)            (2.0)
                                                                                                -------------    -------------

     Net Decrease in Cash and Cash Equivalents                                                         (23.7)           (61.0)
     Cash and Cash Equivalents - Beginning of Period                                                    66.7            104.0
                                                                                                -------------    -------------
     Cash and Cash Equivalents - End of Period                                                          43.0             43.0
     Available Borrowing under Committed Bank Credit Arrangements                                      178.1            178.1
                                                                                                -------------    -------------

     Total Liquidity at End of Month                                                                 $ 221.1          $ 221.1
                                                                                                =============    =============

     Supplemental Cash Payment Information:
         Interest and other financing costs, net of amount capitalized                                 $ 0.9           $ 15.0
         Income taxes paid                                                                                 -              0.4
         Capital lease obligations incurred                                                                -              1.9

The accompanying Notes are an integral part of the Consolidated Financial Statements.

                           Bethlehem Steel Corporation
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)

             NOTES TO MAY 31, 2002 CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)

1. These Consolidated Financial Statements are unaudited and should be read together with the audited financial statements in Bethlehem's Annual Report on Form 10-K for the year ended December 31, 2001 on file with the Securities and Exchange Commission.

2. Net costs resulting from reorganization of the businesses have been reported in the statement of operations separately as reorganization items. For the month and the five-months ended May 31, 2002, the following have been recorded (in millions):

                                                                    Five
                                                 Month Ended    Months Ended
                                               --------------------------------
     Professional fees                         $        1.2     $        6.2
     Other administrative fees                            -              0.5
     Gains from termination of contracts                  -             (2.0)
     Interest income                                      -             (0.3)
                                               -------------    -------------
     Total                                      $       1.2      $       4.4
                                               =============    =============


3. Interest at the stated contractual amount on unsecured debt that was not charged to earnings for the five-months ended May 31, 2002 was approximately $18 million.

4. The income tax benefit recorded for the five-months ended May 31, 2002 represents a $10 million tax refund as a result of the "Job Creation and Workers Assistance Act of 2002" that was enacted on March 8, 2002. The Act provides us the ability to carry back a portion of our 2001 Alternative Minimum Tax loss for a refund of taxes paid in prior years that was not previously available. We expect to receive the refund later this year.

5.  Liabilities subject to compromise (in millions) at May 31, 2002 follows:


     Other postemployment benefits             $    2,030.6
     Pension                                        1,678.0
     Unsecured debt                                   526.7
     Accounts payable                                 200.7
     Accrued employment costs                         231.3
     Other accrued liabilities                        155.5
     Accrued taxes and interest                        77.1
                                               -------------
     Total                                      $   4,899.9
                                               =============

6. Summarized consolidated Statement of Operations and Balance Sheet (in millions) for the Debtors only follows:

     Summarized Consolidated Statement of Operations
                                                                  Five
                                                                 Months
                                                                  Ended
                                                                 May 31,
                                                                  2002
                                                             -------------

     Net Sales                                               $    1,404.0
     Costs and Expenses                                           1,561.9
                                                             -------------
         Loss from Operations                                      (157.9)
     Reorganization Items                                            (4.4)
     Financing Income (Expense) - Net                               (20.4)
     Equity in Income of Unconsolidated Subsidiaries                  1.0
                                                             -------------
       Loss Before Income Taxes                                    (181.7)
     Benefit from Income Taxes                                       10.3
                                                             -------------
       Net Loss                                                    (171.4)
     Dividend Requirements on Preferred and Preference Stock         16.5
                                                             -------------
       Net Loss Applicable to Common Stock                   $     (187.9)
                                                             =============

     Summarized Consolidated Balance Sheet
                                                                  May 31,
                                                                   2002
                                                             -------------
                             Assets
     Current Assets:
       Cash and cash equivalents                             $       37.1
       Receivables, less allowances                                 388.3
       Inventories                                                  692.7
       Other current assets                                          17.3
                                                             -------------
     Total Current Assets                                         1,135.4
     Investments and Miscellaneous Assets                           144.6
     Property, Plant and Equipment, less accumulated
       depreciation of $4,198.8                                   2,569.4
     Intangible Pension Asset                                       225.0
                                                             -------------
     Total Assets                                             $   4,074.4
                                                             =============

              Liabilities and Stockholders' Deficit

     Current Liabilities:
       Accounts payable                                      $      156.1
       Accrued employment costs                                      57.5
       Secured debt and capital lease obligations - current          19.7
       Other current liabilities                                     55.4
                                                             -------------
     Total Current Liabilities                                      288.7
     Secured Debt and Capital Lease Obligations                     129.9
     Debtor-in-Possession Financing                                 220.7
     Debt Secured by Inventory                                      289.9
     Deferred Gains and Other Long-Term Liabilities                  96.4

     Liabiliites Subject to Compromise                            4,899.9

     Total Stockholders' Deficit                                 (1,851.1)
                                                             -------------
     Total Liabilities and Stockholders' Deficit              $   4,074.4
                                                             =============

                           BETHLEHEM STEEL CORPORATION
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                            Schedule of Disbursements

                                                                           Month Ended               Five Months Ended
      (dollars in thousands)                                               May 31, 2002                 May 31, 2002
                                                                     -------------------------    -------------------------
      Bethlehem Steel Corporation                                                    $338,392                   $1,540,804
      Alliance Coating Company, LLC                                                     1,616                        6,884
      BethEnergy Mines Inc.                                                               263                        1,105
      Bethlehem Cold Rold Corporation                                                       0                            0
      Bethlehem Development Corporation                                                     0                            0
      Bethlehem Rail Corporation                                                            8                          108
      Bethlehem Steel de Mexico, S.A. de C.V.                                              74                          300
      Bethlehem Steel Export Company of Canada, Limited                                     0                            0
      Bethlehem Steel Export Corporation                                                    0                            0
      BethPlan Corp.                                                                        0                            0
      Chicago Cold Rolling, L.L.C.                                                        451                        2,625
      Eagle Nest Inc.                                                                       0                            0
      Encoat North Arlington, Inc.                                                          6                          107
      Energy Coatings Company                                                               1                            3
      Greenwood Mining Corporation                                                          0                            0
      HPM Corporation                                                                       0                            0
      Kenacre Land Corporation                                                              0                            0
      LI Service Company                                                                  101                          598
      Marmoraton Mining Company, Ltd.                                                       5                           33
      Mississippi Coatings Limited Corporation                                          2,568                        2,576
      Mississippi Coatings Line Corporation                                                52                           53
      Ohio Steel Service Company, LLC                                                       0                            0
      Primeacre Land Corporation                                                           17                           62

                                                                     -------------------------    -------------------------
                                                                                     $343,554                   $1,555,258


      Note:   Inter-company disbursements are excluded from this schedule.

                           Bethlehem Steel Corporation
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)


         Post petition salaries and wages, including employee withholdings and employer related payroll taxes, have been paid in the ordinary course of business.

Other post petition taxes, including those for sales and use taxes, property taxes and other taxes have been paid in the ordinary course of business.

All insurance policy premiums due, including those for workers compensation and disability insurance have been paid. Accordingly, all such policies remain in force.

Details for the above transactions will be provided to U.S. Trustee upon request.